UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported): May 4, 2004


                        Medialink Worldwide Incorporated
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
                         (State or Other Jurisdiction of
                                 incorporation)


       0-21989                                                  52-1481284
(Commission File No.)                                        (I.R.S. Employer
                                                          Identification Number)



                      708 Third Avenue, New York, NY 10017
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                  (212)682-8300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


     On May 4, 2004, Medialink Worldwide Incorporated issued a press release announcing its financial results for the three months ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                             Medialink Worldwide Incorporated

                                             By:     /s/ J. Graeme McWhirter
                                                 ------------------------------
Dated:  May 7, 2004                          Name:   J. Graeme McWhirter
                                             Title:  Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit
Number                                    Description
-------           --------------------------------------------------------------

99.1 Press Release, dated as of May 4, 2004, entitled "Medialink Worldwide First Quarter 2004 Revenue of $10.6 Million, Within Recent Guidance."